                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                       [] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission only (as permitted by Rule
                                  14a-6(e)(2))
                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  THEGLOBE.COM

                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                                             [x] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies: N/A
2. Aggregate number of securities to which transaction applies: N/A
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
4. Proposed maximum aggregate value of transaction: N/A
5. Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid: N/A
2. Form, Schedule or Registration Statement No.: N/A
3. Filing Party: N/A
4. Date Filed: N/A
                               theglobe.com[LOGO]

                               THEGLOBE.COM, INC.
                           110 EAST BROWARD BOULEVARD
                                   SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301

                                                                   June 16, 2003

Dear Stockholder:

We invite you to attend our Annual Meeting of Stockholders on Thursday, July 24, 2003, 10 a.m., at the Hyatt Regency Pier Sixty-Six, 2301 Southeast 17th Street, Fort Lauderdale, Florida 33316.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. In addition to specific agenda items, we will discuss generally the operations of theglobe.com. We welcome your comments, and hope you will join us.

Whether or not you plan to attend in person, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS. The Board of Directors recommends that stockholders vote FOR each of the matters described in the proxy statement to be presented at the Annual Meeting of Stockholders.

PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Thank you.

Sincerely,


/s/ Michael S. Egan
-----------------------
Michael S. Egan
Chief Executive Officer
                               theglobe.com[LOGO]

                               THEGLOBE.COM, INC.
                           110 EAST BROWARD BOULEVARD
                                   SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 24, 2003

theglobe.com, inc., a Delaware corporation, will hold its Annual Meeting of Stockholders on Thursday, July 24, 2003 at 10 a.m., at the Hyatt Regency Pier Sixty-Six, 2301 Southeast 17th Street, Fort Lauderdale, Florida 33316, for the following purposes:

1. To elect the Board of Directors for the coming year;

2. To approve the amendment to the certificate of incorporation of the corporation to increase the total authorized shares of common stock from 100,000,000 shares to 200,000,000 shares; and

3. To transact any other business that may properly come before the Annual Meeting of Stockholders.

If you own shares of theglobe.com as of the close of business on May 27, 2003, you can vote those shares by proxy or at the Annual Meeting of Stockholders.

Fort Lauderdale, Florida
June 16, 2003

                                             By Order of the Board of Directors


                                             /s/ Michael S. Egan
                                             -----------------------
                                             Michael S. Egan
                                             Chief Executive Officer





          ------------------------------------------------------------


IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF YOU MAIL IT IN THE UNITED STATES.

                                        TABLE OF CONTENTS


                                                                                          PAGE
                                                                                          ----
Voting Rights and Solicitation of Proxies . . . . . . . . . . . . . . . . . . . . . . .      1

I.  Election of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
    Nominees for Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
    Board Meetings and Committees of the Board . . . . . . . . . . . . . . . . . . . . .     4
    Director Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

II. Amendment of the Company Certificate of Incorporation  . . . . . . . . . . . . . . .     6

Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . .     8
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
    Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
    Aggregated Option Exercises in the Last Fiscal Year and 2002 Year End Option Values.    11
    Option Grants in 2002. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Employment Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Involvement in Certain Legal Proceedings . . . . . . . . . . . . . . . . . . . . . .    13
    Certain Relationships and Related Transactions . . . . . . . . . . . . . . . . . . .    13
    Compliance with Section 16(a) of the Exchange Act. . . . . . . . . . . . . . . . . .    14
Report of the Audit Committee of the Board of Directors  . . . . . . . . . . . . . . . .    15
Appointment of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Stockholder Proposals for the 2004 Annual Meeting  . . . . . . . . . . . . . . . . . . .    18
Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
Exhibit A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .     20

                               THEGLOBE.COM, INC.

                                 PROXY STATEMENT
                IN CONNECTION WITH ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 24, 2003.

THE BOARD OF DIRECTORS OF THEGLOBE.COM, INC. ("THEGLOBE", "WE" OR "US") IS SOLICITING PROXIES TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON THURSDAY, JULY 24, 2003 AT 10:00 A.M. AND AT ANY ADJOURNMENT OR POSTPONEMENT.

This proxy statement and the accompanying proxy are first being sent to stockholders entitled to vote at the Annual Meeting on or about June 23, 2003. theglobe.com's principal executive offices are located at 110 East Broward Boulevard, Suite 1400, Fort Lauderdale, Florida 33301, telephone number (954) 769-5900.

VOTING RIGHTS AND SOLICITATION OF PROXIES

PURPOSE OF THE ANNUAL MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this proxy statement.

RECORD DATE AND SHARES OUTSTANDING

Stockholders of record who owned either common stock or Series F Preferred Stock at the close of business on May 27, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 30,507,293 shares of common stock were issued and outstanding and 333,333 shares of Series F Preferred Stock (convertible into 16,666,650 shares of common stock as of the record date) were issued and outstanding. The common stock and Series F Preferred Stock (on an as converted basis) vote together as a single class on the election of directors and, except as provided by law and by the terms of the Series F Preferred Stock, on all other matters. The closing price of our common stock on the OTC Bulletin Board on the Record Date was $0.65 per share.

REVOCABILITY AND VOTING OF PROXIES

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

     o by writing a letter delivered to Robin Segaul Lebowitz, Secretary of theglobe.com, stating that the proxy is revoked;

     o    by submitting another proxy with a later date; or

     o    by attending the Annual Meeting and voting in person.

Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares. Shares of common stock or Series F Preferred Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked.

Unless we receive specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of theglobe.com's nominees as a director; (ii) FOR the approval of the amendment to the certificate of incorporation of the corporation to increase the total authorized shares of common stock from 100,000,000 to 200,000,000 shares; and
(iii) FOR any other matters that may come before the Annual Meeting, at the discretion of the proxy holders. theglobe.com does not presently anticipate any other business will be presented for vote at the Annual Meeting.

LIST OF STOCKHOLDERS

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during regular business hours at our offices 110 East Broward Boulevard, Suite 1400, Fort Lauderdale, Florida, by contacting Robin Segaul Lebowitz, Secretary of theglobe.com.

VOTING AT THE ANNUAL MEETING

Each share of common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the stockholders, including the election of directors. Each share of Series F Preferred Stock is entitled to a number of votes equal to the number of shares of common stock into which the Series F Preferred Stock is convertible. As of the record date, each share of Series F Preferred Stock was convertible into fifty shares of common stock. Accordingly, the holders of Series F Preferred Stock will be entitled to cast an aggregate of 16,666,650 votes and the holders of common stock will be entitled to cast an aggregate of 30,507,293 votes. Cumulative voting by stockholders is not permitted.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

A plurality of the votes cast by the holders of common stock and the holders of Series F Preferred Stock, voting together as a single class, is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purpose of the election of Directors.

SOLICITATION

We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional compensation for the solicitation.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

The Board of Directors proposes the following three nominees for election as directors at the Annual Meeting. The directors will hold office from election until the next Annual Meeting, or until their successors are elected and qualified.



NOMINEE                AGE  POSITION HELD WITH THEGLOBE      DIRECTOR SINCE
------------------     ---  ---------------------------      --------------

Michael S. Egan. . . . 63   Chairman and Chief Executive
                            Officer                                    1997
Edward A. Cespedes . . 37   Director and President                     1997
Robin Segaul Lebowitz. 38   Director, Chief Financial
                            Officer, Treasurer and Secretary           2001



MICHAEL S. EGAN. Michael Egan has served as theglobe.com's Chairman since 1997 and Chief Executive Officer since June 1, 2002. He is also Chairman of ANC Rental Corporation (Other OTC: ANCXQ.PK), which owns and operates car rental businesses under the Alamo and National brand names. As well, Mr. Egan is Chairman of Certified Vacations, a privately held company specializing in designing, marketing and delivering vacation packages. Mr. Egan is a member of the Board of Directors of Boca Resorts, Inc. (NYSE: RST) (formerly Florida Panthers Holdings, Inc.) and a member of the Board of Directors of the Horatio Alger Association. Mr. Egan has spent over 20 years in the car rental business. He began with Alamo in 1973, became an owner in 1979, and became Chairman and majority owner from January 1986 until November 1996 when he sold the company to AutoNation. In 2000, AutoNation spun off the rental division and Mr. Egan was named Chairman. Prior to acquiring Alamo, he held various administration positions at Yale University and taught at the University of Massachusetts at Amherst. Mr. Egan is a graduate of Cornell University where he received his Bachelor's degree in Hotel Administration.

EDWARD A. CESPEDES. Edward Cespedes has served as a director of theglobe.com since 1997 and President of theglobe.com since June 1, 2002. Mr. Cespedes is also the chairman of EKC Ventures, LLC, a privately held investment company. Mr. Cespedes served as the vice chairman of Prime Ventures, LLC, from May 2000 to February 2002. From August 2000 to August 2001, Mr. Cespedes served as the President of the Dr. Koop Lifecare Corporation and was a member of the Company's Board of Directors from January 2001 to December 2001. From 1996 to 2000, Mr. Cespedes was a Managing Director of Dancing Bear Investments. Concurrent with his position at Dancing Bear Investments, from 1998 to 2000, Mr. Cespedes also served as Vice President for corporate development for theglobe.com where he had primary responsibility for all mergers, acquisitions, and capital markets activities. In 1996, prior to joining Dancing Bear Investments, Mr. Cespedes was the director of corporate finance for Alamo Rent-A-Car. From 1988 to 1996, Mr. Cespedes worked in the Investment Banking Division of J.P. Morgan and Company, where he most recently focused on mergers and acquisitions. In his capacity as a venture capitalist, Mr. Cespedes has served as a member of the board of directors of various portfolio companies. Mr. Cespedes is the founder of the Columbia University Hamilton Associates. Mr. Cespedes received a Bachelor's degree in International Relations from Columbia University.

ROBIN SEGAUL LEBOWITZ. Robin Lebowitz has served as a director of theglobe.com since December 2001, Treasurer and Secretary of theglobe.com since June 1, 2002 and Chief Financial Officer of theglobe.com since July 1, 2002. Ms. Lebowitz has worked in various capacities for the Company's Chairman, Michael Egan, for nine years. She is the Controller/Managing Director of Dancing Bear Investments, Mr. Egan's investment management and holding company. Ms. Lebowitz served on the

Board of Directors of theglobe.com from August 1997 to October 1998. At Alamo Rent-A-Car, she served as Financial Assistant to the Chairman (Mr. Egan). Prior to joining Alamo, Ms. Lebowitz was the Corporate Tax Manager at Blockbuster Entertainment Group where she worked from 1991 to 1994. From 1986 to 1989, Ms. Lebowitz worked in the audit and tax departments of Arthur Andersen & Co. Ms. Lebowitz received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania; a Masters in Business Administration from the University of Miami and is a Certified Public Accountant.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

Including unanimous written actions of the Board, the Board of Directors met nine times in 2002. No incumbent director who was on the Board for the entire year attended less than 75% of the total number of all meetings of the Board and any committees of the Board on which he or she served, if any, during 2002.

The functions and responsibilities of the standing committees of the Board of Directors are described below.

Audit Committee. The Audit Committee, which was formed in July 1998, reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our auditors and our accounting practices and internal controls. The Audit Committee operates pursuant to a charter, as amended, adopted by the Board of Directors on June 12, 2000. The current members of the Audit Committee are Messrs. Egan and Cespedes and Ms. Lebowitz, all of whom are employee directors. None of the current committee members are considered "independent" within the meaning of applicable NASD rules. Messrs. Egan and Cespedes replaced Messrs.
Krizelman and Halperin effective June 20, 2002. Including unanimous written actions of the Committee, the Audit Committee held three meetings in 2002.

Compensation Committee. The Compensation Committee, which met twice in 2002 (including unanimous written actions of the Committee), establishes salaries, incentives and other forms of compensation for officers and other employees of theglobe.com. The Compensation Committee also approves option grants under all of our outstanding stock based incentive plans. The current members of the Compensation Committee are Messrs. Egan and Cespedes, who replaced Mr. Halperin and Ms. Lebowitz effective June 20, 2002.


DIRECTOR COMPENSATION

Directors who are also our employees receive no compensation for serving on our Board or committees. We reimburse non-employee directors for all travel and other expenses incurred in connection with attending Board and committee meetings. Non-employee directors are also eligible to receive automatic stock option grants under our 1998 Stock Option Plan, as amended and restated. As of December 31, 2002 there were no directors who met this definition.

Each director who becomes an eligible non-employee director for the first time receives an initial grant of options to acquire 25,000 shares of our common stock. In addition, each eligible non-employee director will receive an annual grant of options to acquire 7,500 shares of our common stock on the first business day following each annual meeting of stockholders that occurs while the 1998 Stock Option Plan or 2000 Stock Option Plan is in effect. These stock options will be granted with per share exercise prices equal to the fair market value of our common stock as of the date of grant.

INDEMNIFICATION

The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers for certain liabilities. We indemnify our directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-Laws, and we have also signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

On and after August 3, 2001 and as of the date of this filing, the Company is aware that six putative shareholder class action lawsuits were filed against the Company, certain of its current and former officers and directors, and several investment banks that were the underwriters of the Company's initial public offering. The lawsuits were filed in the United States District Court for the Southern District of New York. The lawsuits purport to be class actions filed on behalf of purchasers of the stock of the Company during the period from November 12, 1998 through December 6, 2000. Plaintiffs allege that the underwriter defendants agreed to allocate stock in the Company's initial public offering to certain investors in exchange for excessive and undisclosed commissions and agreements by those investors to make additional purchases of stock in the aftermarket at pre-determined prices. Plaintiffs allege that the Prospectus for the Company's initial public offering was false and misleading and in violation of the securities laws because it did not disclose these arrangements. On December 5, 2001, an amended complaint was filed in one of the actions, alleging the same conduct described above in connection with both the Company's November 23, 1998 initial public offering and its May 19, 1999 secondary offering. The actions seek damages in an unspecified amount. The complaints have been consolidated into a single action, entitled Kofsky v. theglobe.com, inc. et al., Case No. 01 Civ. 7247. On February 19, 2003, a motion to dismiss all claims against the Company was denied by the Court. The Company and its current and former officers and directors intend to vigorously defend the actions.

Pursuant to our By-Laws and agreements with the individuals, we have agreed to indemnify our Officers and Directors against certain liabilities under specified circumstances.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF THEGLOBE.COM.

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.

                                 PROPOSAL NO. 2
            APPROVAL OF AMENDMENT TO THE FOURTH AMENDED AND RESTATED
                 CERTIFICATE OF INCORPORATION OF THE CORPORATION
             TO INCREASE THE TOTAL AUTHORIZED SHARES OF COMMON STOCK


The Board of Directors has proposed to amend the Corporation's Certificate of Incorporation for the purpose of increasing the number of authorized shares of Common Stock of the Corporation from one hundred million (100,000,000) shares to two hundred million (200,000,000) shares (the "Certificate of Amendment"). A copy of the proposed Certificate of Amendment is attached hereto as Exhibit "A". If the Certificate of Amendment is approved at the Annual Meeting, the Corporation intends to promptly sign the Certificate of Amendment and file the same with the Delaware Secretary of State. The amendment will not affect the number of shares of preferred stock authorized, which is 3,000,000 shares, $.001 par value per share.

The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

The Board of Directors believes that increasing the number of authorized shares is essential to ensure that the Corporation will continue to have an adequate number of shares of Common Stock available for future issuance. As of the record date of May 27, 2003, the Company had issued and outstanding 30,507,293 shares of Common Stock and 333,333 shares of Series F Preferred Stock convertible into approximately 16,666,650 shares of Common Stock. The Company also has issued and outstanding $1.75 million of Convertible Notes which are convertible into approximately 19,450,000 shares of the Common Stock of the Company. Subsequent to the record date, the Company issued 1,375,000 shares of Common Stock and warrants to acquire another 500,000 shares of Common Stock pursuant to a business acquisition. In addition, as of the date of mailing of this proxy, the Company had outstanding options and warrants to acquire approximately 7,650,000 and 16,325,000 shares, respectively, of its Common Stock. The Company also has available for future issuance approximately 2,500,000 shares under its stock options plans. The instruments related to the Series F Preferred Stock, the Convertible Notes, and most of the options and warrants require the Company to reserve shares of Common Stock for potential issuance upon the exercise or conversion of such securities. Consequently, substantially all of the Company's Common Stock (approximately 94,425,000) is issued or reserved for issuance at the present time.

In addition to the warrants issued and outstanding described above, the Company also holds in escrow warrants to acquire up to 3,175,000 shares, subject to release over approximately the next three years (some of which may be accelerated upon the occurrence of a change in control of the Company) upon the attainment of certain performance objectives. The Company also holds an option to acquire an Internet related company, pursuant to which, if the Company exercised the option, it would issue an additional 2,000,000 shares of its Common Stock.

From January 1, 2003 through the record date, the Company's Common Stock has traded on the OTC Bulletin Board at prices ranging from $.06 to $0.80. As a result, the Company has needed to issue large amounts of Common Stock or instruments exercisable or convertible into Common Stock, including the Series F Preferred Stock and the Convertible Notes, in order to raise any significant equity capital. The Company contemplates that it will need to raise significant additional capital in order to pursue its business plans and, if successful in raising such capital, will likely issue a substantial number of additional shares of Common Stock or securities exercisable for, or convertible into, Common Stock.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
                           CERTIFICATE OF AMENDMENT.

We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the certificate of amendment.

Effect and Purpose of Proposed Certificate of Amendment

The Board of Directors believes that it is in the best interest of the Corporation to have additional shares of Common Stock authorized and available for issuance in order to meet future requirements of the Corporation, which may include issuances of securities to fund operations of the Company, to fund acquisitions of the Company, to meet future financing needs of the Corporation, to effect stock splits or declare stock dividends, and for other corporate purposes.

The Board of Directors does not intend to issue any Common Stock or securities exercisable or convertible into Common Stock except on terms that the Board deems to be in the best interests of the Corporation and its stockholders. The Company is currently investigating a number of potential private sales of its securities in order to raise additional capital. Due to the present lack of a sufficient number of authorized shares of Common Stock the Company anticipates that it may issue a new series of preferred stock which would vote on an "as converted" basis with the holders of the Common Stock and which would automatically convert into additional shares of Common Stock at such time as the foregoing proposal to amend and increase the authorized number of shares of Common Stock becomes effective. The terms of our anticipated financing are still being finalized but the company currently anticipates that it will seek to raise approximately $8.5 million from the issuance of units consisting of such convertible preferred shares and warrants to acquire (for a number of shares equal to approximately twenty percent (20%) of the amount of preferred shares acquired) additional shares of such preferred stock. The company anticipates that such preferred shares would ultimately convert into common stock at approximately $.50 per share. If the company were successful in raising all of such $8,000,000, an aggregate of approximately 20,400,000 shares of common stock could ultimately be issued pursuant to such private offering. We also anticipate that registration rights would be granted in connection with the investment. There can be no assurance that the company will be successful in raising such capital and the final terms of any amounts raised may be materially different from those described above.

If you authorize us to increase our authorized common stock, we will not be required to seek your approval for the issuance of any of the additional shares in connection with our anticipated financing transaction or any other transaction, unless our common stock becomes listed on a securities exchange or is admitted to quotation on the NASDAQ Stock Market and the listing standards of that securities market require us to seek your approval. We do not anticipate any such listing under our current circumstances. Therefore, your interest in our company could be substantially diluted without your approval.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock and Series F Preferred Stock as of the record date of May 27, 2003 by (i) each person who owns beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each of the officers named in the table under the heading "Executive Compensation-Summary Compensation Table," for 2002 and (iv) all directors and executive officers as a group. A total of 30,507,293 shares of theglobe.com's common stock were issued and outstanding on May 27, 2003 and 333,333 shares of Series F Preferred Stock (convertible into 16,666,650 shares of common stock as of the record date) were issued and outstanding as of such date.

The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission ("SEC") governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated below, the address of each person named in the table below is in care of theglobe.com, inc., P.O. Box 029006, Fort Lauderdale, Florida 33302.



                            SHARES BENEFICIALLY OWNED

                                         --------------------------------------------------
DIRECTORS, NAMED EXECUTIVE OFFICERS                                       TITLE OF
            AND 5% STOCKHOLDERS            NUMBER      PERCENT               CLASS
-------------------------------------    ----------    --------         -------------------
Dancing Bear Investments, Inc. (1) ...   11,760,010     32.12%          Common

Michael S. Egan (2)  .................   59,696,137     71.25%          Common
                (7)  .................      333,333     100.0%          Series F Preferred

Edward A. Cespedes (3) ...............    2,452,571      7.47%          Common

Charles M. Peck (4)  .................      300,000         *           Common

Robin Segaul Lebowitz(5) .............      612,833      1.98%          Common

E&C Capital Partners LLLP(6) .........   33,333,316     52.32%          Common
                               .......      333,333     100.0%          Series F Preferred

The Michael S. Egan Grantor
Retained Annuity Trust F/B/O
Sarah Egan Mooney(8) .................    2,007,000      6.20%          Common

The Michael S. Egan Grantor
Retained Annuity Trust F/B/O
Riley Martin Michael Egan (8) ........    2,014,000      6.22%          Common

The Michael S. Egan Grantor
Retained Annuity Trust F/B/O
Eliza Shenners Egan (8) ..............    2,007,000      6.20%          Common

The Michael S. Egan Grantor
Retained Annuity Trust F/B/O
Catherine Lewis Egan (8) .............    2,014,000      6.22%          Common

                                         --------------------------------------------------
DIRECTORS, NAMED EXECUTIVE OFFICERS                                       TITLE OF
            AND 5% STOCKHOLDERS            NUMBER      PERCENT               CLASS
-------------------------------------    ----------    --------         -------------------
The Michael S. Egan Grantor
Retained Annuity Trust F/B/O
Teague Michael Thomas Egan (8) . . . .   2,014,000      6.22%           Common

All directors and executive officers
  as a group (3 people). . . . . . . .  62,761,541     72.26%           Common
                   (7) . . . . . . . .     333,333     100.0%           Series F Preferred

---------------------------
* less than 1%

(1) Includes  6,236,422  shares of our common stock  issueable  upon exercise of warrants, subject to certain anti-dilution adjustment mechanisms, at approximately $0.68 per share. Dancing Bear Investments Inc.'s mailing address is P.O. Box 029006, Ft. Lauderdale, FL 33302. Mr. Egan owns Dancing Bear Investments Inc.
(2) Includes the shares that Mr. Egan is deemed to beneficially own as the controlling investor of Dancing Bear Investments, Inc. and E&C Capital Partners, LLLP and as the Trustee of the Michael S. Egan Grantor Retained Annuity Trusts for the benefit of his children. Also includes (i) 3,834,385 shares of our common stock issueable upon exercise of options that are currently exercisable and 971 shares of our common stock issueable upon exercise of options that are exercisable within 60 days of May 27, 2003 and (ii) 14,000 shares of our common stock held by Mr. Egan's wife, as to which he disclaims beneficial ownership.
(3) Includes 2,452,211 shares of our common stock issueable upon exercise of options that are currently exercisable and 2,360 shares of our common stock issueable upon exercise of options that are exercisable within 60 days of May 27, 2003.
(4) Includes 300,000 shares of our common stock issueable upon exercise of options that are currently exercisable.
(5) Includes 610,801 shares of our common stock issueable upon exercise of options that are currently exercisable, and 2,032 shares of our common stock issueable upon exercise of options that are exercisable within 60 days of May 27, 2003.
(6) Includes: (i) 333,333 shares of Series F Convertible Preferred Stock, which is convertible at any time into approximately 16,666,650 shares of common stock, subject to certain anti-dilution adjustment mechanisms, (ii) a $750,000 convertible promissory note that is convertible into approximately 9,444,444 shares of common stock, subject to certain anti-dilution adjustment mechanisms; and (iii) warrants to acquire 7,222,222 shares of common stock, subject to certain anti-dilution adjustment mechanisms. E&C Capital Partners, LLLP is a privately held investment vehicle controlled by our Chairman, Michael S. Egan. Our President, Edward A. Cespedes, has a minority, non-controlling interest in E&C Capital Partners, LLLP. E&C Capital Partners, LLLP's mailing address is P.O. Box 029006, Ft. Lauderdale, FL 33302.
(7) Mr. Egan owns a controlling interest in E&C Capital Partners, LLLP.
(8) Includes a $200,000 convertible promissory note that is convertible into approximately 2,000,000 shares of common stock, subject to certain anti-dilution adjustment mechanisms. Mr. Egan is the trustee of the Trust.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid by us to our those persons serving as the chief executive officer at any time during the last year and our four other most highly compensated executive officers (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                                        COMPENSATION (1)
                                                                        ----------------
                                                 ANNUAL COMPENSATION       NUMBER OF
                                           -----------------------------  SECURITIES
NAME AND                                                                  UNDERLYING      ALL OTHER
PRINCIPAL POSITION                         YEAR  SALARY ($)   BONUS ($)   OPTIONS (#)  COMPENSATION ($)
-----------------------------------------  ----  -----------  ----------  -----------  -----------------
Michael S. Egan,                           2002            -           -    2,507,500                  -
Chairman, Chief Executive Officer (2)      2001            -           -        7,500                  -
                                           2000            -           -       10,000                  -

Charles M. Peck,                           2002  $   135,417           -      425,000         $  625,000
Former Chief Executive Officer (3)         2001  $   325,000  $   50,000            -                  -
                                           2000  $   130,000           -    1,250,000                  -

Edward A. Cespedes,                        2002  $   100,000  $   25,000    1,757,500         $   41,668
President (4)

Robin Segaul Lebowitz,                     2002  $    58,350  $   10,000      507,500                  -
Chief Financial Officer (5)

--------------------------

(1) Included in long-term compensation for 2002 are 5,197,500 options granted during the year at varying exercise prices to the named executive officers. Details of these grants may be found in the table of Options Grants in 2002 on page 14. Included in long-term compensation for 2001 are 7,500 options granted to Mr. Egan in June 2001 at an exercise price of $0.23 in accordance with the Company's Director Compensation Plan. Included in long-term compensation for 2000 are 10,000 options granted to Mr. Egan in February 2000 at an exercise price of $6.69 per share related to bonuses earned in 1999 and 1,250,000 options granted to Mr. Peck pursuant to his employment agreement dated July 14, 2000 at an exercise price of $1.937 per share.
(2) Mr. Egan became an executive officer in July 1998. We did not pay Mr. Egan a base salary in 2002, 2001, or 2000.
(3) Mr. Peck became Chief Executive Officer in August 2000. Effective May 31, 2002, Mr. Peck was no longer employed with the Company and no longer serves on the Company's Board of Directors. Reflecting the terms of his severance package, $625,000 in cash was paid in full to Mr. Peck on May 31, 2002. Additionally, options to purchase 425,000 shares of the Company's common stock at an exercise price of $0.035 per share were granted to Mr. Peck on May 6, 2002, valued at $13,500, also reflecting the terms of his severance package. These options immediately vested upon grant for a period of ten years.
(4) Mr. Cespedes became President in June 2002. Prior to this, Mr. Cespedes served as a consultant to the Company and was paid $41,668 for these services.
(5) Ms. Lebowitz became an officer of the Company in June of 2002 and Chief Financial Officer in July of 2002.

             AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
                          2002 YEAR-END OPTION VALUES

The following table sets forth for each of the Named Executive Officers (a) the number of options exercised during 2002, (b) the total number of unexercised options for common stock (exercisable and unexercisable) held at December 31, 2002, and (c) the value of those options that were in-the-money on December 31, 2002 based on the difference between the closing price of our common stock on December 31, 2002 and the exercise price of the options on that date.



                                         NUMBER OF SECURITIES UNDERLYING  VALUE OF UNEXERCISED IN-THE-
                                     UNEXERCISED STOCK OPTIONS AT FISCAL  MONEY STOCK OPTIONS AT FISCAL
                                                     YEAR-END (#)                 YEAR-END (1)
                                     -----------------------------------  ---------------------------

                        SHARES
                     ACQUIRED ON    VALUE
NAME                 EXERCISE(#)   REALIZED  EXERCISABLE  UN-EXERCISABLE  EXERCISABLE  UN-EXERCISABLE
-------------------  ------------  --------  -----------  --------------  -----------  --------------
Michael S. Egan                 -         -    2,833,414          11,586      100,019             131
Edward A. Cespedes              -         -    1,896,002          18,998       70,019             131
Robin Segaul Lebowitz           -         -      508,769          25,311       20,081             319
Charles M. Peck                 -         -      425,000               -  $    10,625               -


----------------
(1) Value represents closing price of our common stock on December 31, 2002 less the exercise price of the stock option, multiplied by the number of shares exercisable or unexercisable, as applicable.

                              OPTION GRANTS IN 2002


                                            PERCENT OF                                POTENTIAL REALIZABLE VALUE AT
                                               TOTAL                                   ASSUMED RATES OF STOCK PRICE
                                              OPTIONS     EXERCISE                     APPRECIATION FOR OPTION TERM
                     NUMBER OF SECURITIES   GRANTED TO    OR BASE                                (2)
                          UNDERLYING         EMPLOYEES     PRICE                      ------------------------------
NAME                  OPTIONS GRANTED (1)     IN 2002    ($/SHARE)   EXPIRATION DATE       5%             10%
-------------------  ---------------------  -----------  ----------  ---------------  ------------  ----------------
Michael S. Egan           7,500  (3)           0.14%       $0.04        6/21/2012      $    1,655     $    2,812
                      2,500,000  (4)          46.75%       $0.02        6/13/2012      $  601,558     $  987,497
Edward A. Cespedes        7,500  (3)           0.14%       $0.04        6/21/2012      $    1,655     $    2,812
                      1,750,000  (4)          32.73%       $0.02        6/13/2012      $  421,090     $  691,248
Robin Segaul Lebowitz     7,500  (3)           0.14%       $0.04        6/21/2012      $    1,655     $    2,812
                        500,000  (4)           9.35%       $0.02        6/13/2012      $  120,312     $  197,499
Charles M. Peck         425,000  (5)           7.95%       $0.035       6/01/2012      $   95,890     $  161,499


---------------------------------
1. In the event of a change in control of theglobe.com, all of these options become immediately and fully exercisable.
2. These amounts represent assumed rates of appreciation in conformity with SEC disclosure rules. Actual gains, if any, on stock option exercises are dependent on future performance of our common stock.
3. These options were granted in June 2002 on the first business day following the annual meeting of stockholders in accordance with the Company's Director Compensation Plan. These options become vested and exercisable quarterly over 4 years.
4. These options were granted pursuant to the Non-Qualified Stock Option Agreement dated August 12, 2002. These stock options vested immediately and have a life of ten years from date of grant.
5. These options were granted pursuant to the Non-Qualified Stock Option Agreement dated June 1, 2002. These stock options vested immediately and have a life of ten years from date of grant.


EMPLOYMENT AGREEMENTS

Former Chief Executive Officer Employment Agreement. On July 14, 2000, we entered into an employment agreement with our then Chief Executive Officer ("CEO"), Charles M. Peck. The Employment Agreement provided for the following:

     o    employment as one of our executives;

     o an annual base salary of $325,000 with eligibility to receive annual increases as determined in the sole discretion of the Board of Directors;

     o a discretionary annual cash bonus, which will be awarded at our Board's discretion and upon the achievement of target performance objectives presented in our budget (not be less than $25,000 for 2001);

     o stock options to purchase 1,250,000 shares of our common stock. The options were granted at an exercise price of $1.937 per share. These options terminated three months after Mr. Peck's termination of employment on May 31, 2002.

     o The CEO agreement was for a term expiring on July 14, 2004. The CEO agreement provided that, in the event of termination by us without cause, the executive will be entitled to receive from us:

          -    any earned and unpaid base salary;

          - reimbursement for any reasonable and necessary monies advanced or expenses incurred in connection with the executive's employment; and

          - a pro rata portion of the annual bonus for the year of termination.

The CEO agreement contained a provision that the CEO will not compete with us or solicit our employees for a period of one year from the date of his termination of employment.

Effective May 31, 2002, we terminated the employment agreement with our former Chief Executive Officer, Charles M. Peck. Reflecting the terms of his severance package, $625,000 in cash was paid in full to Mr. Peck on May 31, 2002. Additionally, options to purchase 425,000 shares of the Company's common stock at an exercise price of $0.035 per share were granted to Mr. Peck on May 6, 2002, valued at $13,500, also reflecting the terms of his severance package. These options immediately vested upon grant and are exercisable for a period of ten years.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Michael Egan, theglobe.com's Chairman, is also currently Chairman of ANC Rental Corporation and was Chief Executive Officer of ANC Rental Corporation from late 2000 until April 4, 2002. In November 2001, ANC Rental Corporation filed voluntary petitions for relief under chapter 11 or title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (Case No. 01-11200).

Edward Cespedes, a Director of theglobe, was also a Director of Dr. Koop Lifecare Corporation from January 2001 to December 2001. In December 2001, Dr. Koop Lifecare Corporation filed petitions seeking relief under Chapter 7 of the United States Bankruptcy Code.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Arrangements with Entities Controlled by Various Directors and Officers. On November 14, 2002, E & C Capital Partners, LLLP ("E&C Partners"), a privately held investment holding company owned by Michael S. Egan, our Chairman and CEO and a major shareholder, and Edward A. Cespedes, our President and a Director, entered into a non-binding letter of intent with theglobe.com to provide $500,000 of new financing via the purchase of shares of a new Series F Preferred Stock of theglobe.com. On March 28, 2003, the parties signed a Preferred Stock Purchase Agreement and other related documentation pertaining to the investment and closed on the investment. Pursuant to the Preferred Stock Purchase Agreement, E & C Capital Partners received 333,333 shares of Series F Preferred Stock convertible into shares of the Company's Common Stock at a price of $0.03 per share. The conversion price is subject to adjustment upon the occurrence of certain events, including downward adjustment on a weighted-average basis in the event the Company should issue securities at a purchase price below $0.03 per share. If fully converted, and without regard to the anti-dilutive adjustment mechanisms applicable to the Series F Preferred Stock, an aggregate of approximately 16,666,650 million shares of Common Stock could be issued. The Series F Preferred Stock has a liquidation preference of $1.50 per share (and is thereafter entitled to participate with the Common Stock on an "as converted" basis), will pay a dividend at the rate of 8% per annum and entitles the holder to vote on an "as converted" basis with the holders of Common Stock. In addition, as part of the $500,000 investment, E & C Partners received warrants to purchase approximately 3.3 million shares of theglobe.com Common Stock at an exercise price of $0.125 per share. The warrant is exercisable at any time on or before March 28, 2013. E & C Partners is entitled to certain demand registration rights in connection with its investment.

On May 22, 2003, E&C Partners and certain trusts, of which Mr. Egan is the trustee, entered into a Note Purchase Agreement with the Company pursuant to which they acquired convertible promissory notes (the "Convertible Notes") in the aggregate principal amount of $1,750,000. The Convertible Notes are convertible at anytime into shares of the Company's common stock at a blended rate of $.09 per share (the Convertible Note held by E&C converts at approximately $.079 per share and the Convertible Notes held by the Trusts convert at $.10 per share), which if fully converted, would result in the issuance of approximately 19,445,000 shares. The Convertible Notes have a one year maturity date, which may be extended at the option of the holder of the Note for periods aggregating two years, and are secured by a pledge of substantially all of the assets of the Company. In addition, E&C Partners was issued a warrant to acquire 3,888,889 shares of theglobe.com common stock at an exercise price of $.15 per share. The warrant is exercisable at any time on or before May 22, 2013. E&C Partners and the trusts are entitled to certain demand and piggy-back registration rights in connection with their investment.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the SEC and with The NASDAQ Stock Market, Inc. Such officers, directors, and 10% stockholders are also required to furnish theglobe with copies of all Section 16(a) forms that they file.

Based solely on our review of copies of Forms 3 and 4 and any amendments furnished to us pursuant to Rule 16a-3(e) and Forms 5 and any amendments furnished to us with respect to the 2002 fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, we believe that, during the 2002 fiscal year, our officers and directors have complied with all Section 16(a) applicable filing requirements, except the initial filing of Form 3 by Robin Segaul Lebowitz was filed late.

         REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee of the board of directors operates under a written charter adopted by the board of directors. The members of the committee are Michael S. Egan, Edward A. Cespedes, and Robin Segaul Lebowitz. Messrs. Egan and Cespedes replaced Messrs. Krizelman and Halperin effective June 20, 2002. In as much as the Board does not currently have any non-employee directors, and all audit committee members are also employees of the Company, none of the current committee members are considered "independent" within the meaning of applicable NASD rules.

Management is responsible for the company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee these processes.

In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The company's independent accountants also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with the independent accountants that firm's independence.

Based upon the audit committee's discussion with management and the independent accountants and the audit committee's review of the representation of management and the report of the independent accountants to the committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in the company's annual report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       Michael S. Egan
                                       Edward A. Cespedes
                                       Robin Segaul Lebowitz

                       APPOINTMENT OF INDEPENDENT AUDITORS

On August 8, 2002, the Board of Directors, upon the recommendation of the audit committee, dismissed our independent accountants KPMG LLP ("KPMG") and appointed Rachlin Cohen & Holtz LLP ("Rachlin Cohen") Fort Lauderdale, Florida as the firm of independent public accountants to audit our books and accounts for the fiscal year ended December 31, 2002. There will be a representative from Rachlin Cohen in attendance at the annual meeting.

The audit reports issued by KPMG on our consolidated financial statements as of and for the years ended December 31, 2001 and December 31, 2000, did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's report on the consolidated financial statements of theglobe.com, inc. and subsidiaries as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating "the Company has suffered recurring losses from operations since inception that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During our two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period from January 1, 2002 through our dismissal of KPMG on August 8, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished KPMG with a copy of its Report on Form 8-K relating to the foregoing change in accountants and requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the statements set forth above. A copy of KPMG's letter to the Commission dated August 13, 2002 was filed as an exhibit on Form 8-K on August 13, 2002.

During the fiscal years ended December 31, 2001 and December 31, 2000 and through August 8, 2002, we did not consult with Rachlin Cohen with respect to the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or events described in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

AUDIT FEES. The aggregate fees billed by Rachlin Cohen for professional services rendered for the audit of our annual financial statements for fiscal 2002 and the reviews of the financial statements included in our Forms 10-Q and 10K was $133,000. The aggregate fees billed by KPMG for professional services rendered for the reviews of the financial statements included in our Forms 10-Q for fiscal 2002 was $30,850.

ALL OTHER FEES.

The Company paid the following fees for services by KPMG during fiscal 2002:

         Tax return preparation and tax advisory services $39,000

         Professional services rendered in connection with consents to use 1999-2001 audit reports in 10-K and S-8 $23,600

The Company paid the following fees for services by Rachlin Cohen during fiscal 2002:

         Tax return preparation and tax advisory services $10,700

The audit committee reviewed these services and determined that the nature of these engagements did not impair auditor independence.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. We have paid no fees to KPMG or Rachlin Cohen for the operation of our information system network or for the design or implementation of a system that aggregates source data for, or generates information significant to, our financial statements.

                          STOCKHOLDER PROPOSALS FOR THE
                               2004 ANNUAL MEETING

We welcome comments and suggestions from our stockholders. Here are the ways a stockholder may present a proposal for consideration by the other stockholders at our 2004 Annual Meeting:

In our Proxy Statement. If a stockholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2004 Annual Meeting of Stockholders, we must receive the proposal in writing on or before 5 p.m., Eastern time, January 20, 2004.

At the Annual Meeting. Under our By-Laws, if a stockholder wishes to nominate a director or bring other business before the stockholders at the 2004 Annual Meeting, we must receive the stockholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our stockholders less than 70 days' notice of the date of our 2004 Annual Meeting. If we provide less than 70 days' notice, then we must receive the stockholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2004 Annual Meeting. The notice must contain the specific information required in our By-Laws. A copy of our By-Laws may be obtained by writing to the Secretary. If we receive a stockholder's proposal within the time periods required under our By-Laws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other stockholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

Delivering a Separate Proxy Statement. We will not use our discretionary voting authority if a stockholder submits a proposal within the time period required under our By-Laws, and also provides us with a written statement that the stockholder intends to deliver his/her own proxy statement and form of proxy to our stockholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 110 East Broward Boulevard, Suite 1400, Fort Lauderdale, Florida 33301, Attention: Robin Segaul Lebowitz, Secretary.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned in this proxy statement is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Michael S. Egan
                                          -----------------------
                                          Michael S. Egan
                                          Chief Executive Officer

Fort Lauderdale, Florida
June 16, 2003

                                    EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                       TO THE FOURTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               THEGLOBE.COM, INC.


     the  globe.com,  inc., a corporation  organized  and existing  under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"),

         DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Corporation adopted resolutions proposing and declaring advisable the following amendment to the Fourth Amended and Restated Certificate of Incorporation of the Corporation (the "Amendment"), declaring said Amendment to be advisable and in the best interests of the Corporation.

1. Section IV of the Fourth Amended and Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

IV

         A. Authorized Capital Stock. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is two hundred three million (203,000,000) shares divided into the following classes:

                  1. Two hundred million (200,000,000) shares of Common Stock each having a par value of one-tenth of one cent ($0.001) per share (the "Common Stock"). Each share of Common Stock shall entitle the holder thereof to one vote in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation; and

                  2. Three million (3,000,000) shares of Preferred Stock, each having a par value of one-tenth of one cent ($0.001) per share (the "Preferred Stock").

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, and at the annual meeting of the stockholders of the Corporation, the necessary number of shares as required by statute were voted in favor of the Amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That this Certificate of Amendment of the Fourth Amended and Restated Certificate of Incorporation shall be effective when filed with the Delaware Secretary of State.

     IN  WITNESS  WHEREOF,   the   undersigned,   being  the  President  of  the
Corporation, has caused this Certificate of Amendment to be signed on this __ day of ____, 2003.



                                                     theglobe.com, inc.



                                                -------------------------------
                                                By Edward A. Cespedes
                                                Its: President